UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
August 25, 2005

Commission File Number	Exact Name of Registrant as Specified in Charter; State of Incorporation; Address and Telephone Number	IRS Employer Identification Number
1-14756	Ameren Corporation (Missouri Corporation) 1901 Chouteau Avenue St. Louis, Missouri 63103 (314) 621-3222	43-1723446
1-2967	Union Electric Company (Missouri Corporation) 1901 Chouteau Avenue St. Louis, Missouri 63103 (314) 621-3222	43-0559760

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

 On August 25, 2005, the bylaws of Union Electric Company, doing business as AmerenUE (“UE”), a subsidiary of Ameren Corporation (“Ameren”), was amended by action by unanimous written consent of UE’s board of directors as follows:

•	Section 1 of Article I was revised to permit the annual meeting of the stockholders to be held on a date other than the fourth Tuesday of April in each year through notice to the stockholders.

The complete copy of the UE bylaws as amended is included as Exhibit 3.1(ii).

At a meeting held on August 26, 2005, the board of directors of Ameren amended Ameren’s bylaws, effective August 28, 2005, as follows:

•	Sections 4 and 6 of Article I were revised to include provisions relating to the election of directors by a majority of shares represented at a shareholder meeting at which a quorum is present.

•
Sections 1 through 3 of Article V were revised and Section 4 of Article V was added to give Ameren authority to use uncertificated shares as permitted by a new Missouri law which became effective August 28, 2005.

The complete copy of the Ameren bylaws as amended is included as Exhibit 3.2(ii).

SECTION 9 - FINANCIALS STATEMENTS AND EXHIBITS

ITEM 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number:        Title:

3.1(ii)	Bylaws of UE as amended August 25, 2005
3.2(ii)	Bylaws of Ameren as amended August 28, 2005

This combined Form 8-K is being filed separately by Ameren Corporation and Union Electric Company (each a “registrant”). Information contained herein relating to any individual registrant has been filed by such registrant on its own behalf. No registrant makes any representation as to information relating to any other registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized. The signature for each undersigned company shall be deemed to relate only to matters having reference to such company or its subsidiaries.

AMEREN CORPORATION (Registrant)

By:	/s/ Martin J. Lyons
Martin J. Lyons
Vice President and Controller (Principal Accounting Officer)

UNION ELECTRIC COMPANY (Registrant)

By:	/s/ Martin J. Lyons
Martin J. Lyons
Vice President and Controller (Principal Accounting Officer)

Date: August 29, 2005

Exhibit Index

Exhibit No.                          Description

3.1(ii)	- Bylaws of Union Electric Company as amended August 25, 2005
3.2(ii)	- Bylaws of Ameren Corporation as amended August 28, 2005